Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CRYO-CELL International, Inc. (the “Company”) on Form 10-QSB for the period ending February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mercedes Walton, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MERCEDES WALTON
Mercedes Walton Interim Chief Executive Officer

July 15, 2003